UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 17, 2010

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in its Charter)

New York	0-11321	11-2580136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

Mr. Robert A. Waegelein, Executive Vice President and Chief Financial Officer of Universal American Corp. (the “Company”) will make a presentation at the Goldman Sachs 31st Annual Global Healthcare Conference on June 17, 2010.   During the presentation, Mr. Waegelein will discuss the Company’s first quarter 2010 results; reaffirm 2010 guidance; discuss recent Medicare Part D and Medicare Advantage highlights and the potential impact of reform of Medicare Part D and Medicare Advantage; and discuss the Company’s outlook for 2011 and beyond.  In connection with discussing the Company’s outlook for 2011 and beyond, Mr. Waegelein will note that the Company has received conditional approval from Centers for Medicare & Medicaid Services, known as CMS, with respect to certain of its new network products filed in 55 markets but will caution that there is no assurance  that the Company will ultimately receive final approval from CMS and that any such final approval is subject to the ongoing CMS review of the bids submitted by the Company and to all other CMS requirements, as periodically described in the Company’s filings with the Securities and Exchange Commission.  A copy of the slide presentation to be used at this presentation is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

All of the information furnished in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Certain statements made in the attached slides and orally at the conference made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future.  Although management believes that these forward-looking statements are based on reasonable assumptions, many factors could cause actual results to differ materially from those expressed in the forward-looking statements.  These statements are based on current expectations and speak only as of the date they are made.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important factors regarding the Company that may cause results to differ from expectations are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, under Item 1A “Risk Factors”, and in the Company’s other filings with the Securities and Exchange Commission.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1         Investor presentation to be made by Universal American Corp. at an investor conference on June 17, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2010

UNIVERSAL AMERICAN CORP.

	By:	/s/ Robert A. Waegelein
Name: Robert A. Waegelein
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1         Investor presentation to be made by Universal American Corp. at an investor conference on June 17, 2010